UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES

FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

THIS FILING CONSISTS OF REMINDER LETTERS TO CERTAIN SHAREHOLDERS AND A PROXY BALLOT FOR CERTAIN SHAREHOLDERS RELATED TO THE JOINT SPECIAL MEETING OF SHAREHOLDERS, HELD ON OCTOBER 28, 2020 AND ADJOURNED UNTIL NOVEMBER 24, 2020, OF ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND, ALLIANZGI CONVERTIBLE & INCOME FUND, ALLIANZGI CONVERTIBLE & INCOME FUND II, ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND, ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND, ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND, AND ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND, AND THE RELATED PROXY STATEMENT.

PRIORITY NOTICE – PLEASE READ AND RESPOND

November 17, 2020

TO SIGNIFICANT INVESTORS IN FUND NAME MERGED:

We recently contacted you regarding your investment in the Fund Name Merged. Please be advised that, to date, the Fund has not received sufficient votes to pass its proposals as detailed in the proxy materials previously mailed to you. The Fund’s meeting was adjourned to November 24, 2020 to permit further solicitation of proxies and to ensure that all shareholders have additional time to exercise their voting rights and, in this regard, we are reaching out to respectfully request that you vote your shares.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded for Fund Name Merged, which has yet to reach the required participation level to approve or disapprove the proposals.    As one of the most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME.

TO AVOID ADDITIONAL MAILINGS PLEASE USE ONE OF THE CONVENIENT VOTE METHODS BELOW:

1.	CONTACT ME DIRECTLY at 212-235-5157. Please have the enclosed proxy card available at the time of the call.

2.

EMAIL ME at AllianzFunds@proxyonline.com.    Simply send me an email instructing me to vote your position. Be sure to include your reference number found below, indicate your vote as FOR, AGAINST OR ABSTAIN and include your full name as noted on your account.

3.

TAKE A PICTURE! Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to AllianzFunds@proxyonline.com. Be sure to capture the ID number in the lower left corner of the proxy card.

REFERENCE NUMBER: 123456789

As soon as your shares are voted, there will be no more calls or mailings requesting your vote.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

Your time and consideration is greatly appreciated.

Thank you.

Thomas J. Nader

Executive Vice President

Proxy Services

PRIORITY NOTICE – PLEASE READ AND RESPOND

November 17, 2020

TO SIGNIFICANT INVESTORS IN FUND NAME MERGED:

We recently contacted you regarding your investment in the Fund Name Merged. You have requested that we do not contact you again by phone regarding this matter. We understand from your feedback that calls from our proxy solicitor have been an inconvenience and we sincerely apologize. Please be advised that, to date, the Fund has not received sufficient votes to pass its proposals as detailed in the proxy materials previously mailed to you. The Fund’s meeting was adjourned to November 24, 2020 to permit further solicitation of proxies and to ensure that all shareholders have additional time to exercise their voting rights and, in this regard, we are reaching out to respectfully request that you vote your shares.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded for Fund Name Merged, which has yet to reach the required participation level to approve or disapprove the proposals.    As one of the most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME.

TO AVOID ADDITIONAL MAILINGS PLEASE USE ONE OF THE CONVENIENT VOTE METHODS BELOW:

1.	CONTACT ME DIRECTLY at 212-235-5157. Please have the enclosed proxy card available at the time of the call.

2.

EMAIL ME at AllianzFunds@proxyonline.com.    Simply send me an email instructing me to vote your position. Be sure to include your reference number found below, indicate your vote as FOR, AGAINST OR ABSTAIN and include your full name as noted on your account.

3.

TAKE A PICTURE! Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to AllianzFunds@proxyonline.com. Be sure to capture the ID number in the lower left corner of the proxy card.

REFERENCE NUMBER: 123456789

As soon as your shares are voted, there will be no more calls or mailings requesting your vote.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

Your time and consideration is greatly appreciated.

Thank you.

Thomas J. Nader

Executive Vice President

Proxy Services

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS

ADJOURNED TO NOVEMBER 24, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned of AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ) hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Special Meeting of Shareholders (the “Special Meeting”) Adjourned to November 24, 2020, at 12:00 p.m. Eastern Time, at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019, and at any adjournment thereof. You can also attend the Special Meeting virtually via webcast. If you wish to attend the Special Meeting virtually via webcast, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ) YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSALS

	FOR	AGAINST	ABSTAIN

1. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc. by Shareholders of AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ).	O	O	O

2A.  Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC by Shareholders of AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ).

	O	O	O

2B.  Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and NFJ Investment Group, LLC by Shareholders of AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ).

	O	O	O

3. The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]